Condensed Balance Sheet (Unaudited) - USD ($)	Jun. 30, 2015	Dec. 31, 2014
Current Assets:
Cash
Total current assets
Deposit	$ 13,050
TOTAL ASSETS	13,050
Current Liabilities:
Bank overdraft	3,939
Accounts payable	12,539
Accrued expenses	8,315
Accrued payroll	23,640
Accrued payroll to stockholder	86,675
Notes payable	26,000
Advances from stockholder	114,300
Total current liabilities	275,408
Notes payable, net of current portion	23,000
TOTAL LIABILITIES	$ 298,408
STOCKHOLDERS' DEFICIT:
Preferred stock, $0.0001 par value, 20,000,000 shares authorized, 0 shares issued and outstanding
Common stock, $0.0001 par value, 100,000,000 shares authorized, 6,000,000 and 3,500,000 shares issued and outstanding	$ 600	$ 350
Additional paid-in capital	66,468	357
Accumulated deficit	(352,426)	$ (707)
Total stockholders' deficit	(285,358)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 13,050